Exhibit 10.2
EXECUTION VERSION
GUARANTY
     GUARANTY, dated as of October 28, 2010 (this “Guaranty”), by Harvest US Holdings, Inc., a Delaware corporation (“Harvest US Holdings”), Harvest Natural Resources, Inc. (UK), a Delaware corporation (“HNR UK”), and Harvest Offshore China Company, a Colorado corporation (“Harvest Offshore”, and together with Harvest US Holdings and HNR UK, each individually, a “Guarantor”, and collectively, the “Guarantors”), in favor of MSD Energy Investments Private II, LLC, a Delaware limited liability company (the “Lender”).
     WHEREAS, Harvest Natural Resources, Inc., a Delaware corporation (the “Borrower”), has entered into that certain Credit Agreement dated as of the date hereof (as amended and in effect from time to time, the “Credit Agreement”), with the Lender, pursuant to which the Lender, subject to the terms and conditions contained therein, is to provide the Borrower with the term loan facility as provided for therein;
     WHEREAS, the Borrower and the Guarantors are members of a group of related entities, the success of any one of which is dependent in part on the success of the other members of such group;
     WHEREAS, the Guarantors expect to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Lender pursuant to the Credit Agreement (which benefits are hereby acknowledged);
     WHEREAS, it is a condition precedent to the Lender’s making any loan or otherwise extending credit to the Borrower under the Credit Agreement that the Guarantors execute and deliver to the Lender a guaranty substantially in the form hereof; and
     WHEREAS, the Guarantors wish to guaranty the Borrower’s obligations to the Lender under or in respect of the Credit Agreement as provided herein.
     NOW, THEREFORE, each Guarantor hereby agrees with the Lender as follows:
     1. Definitions. The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.
     2. Guaranty of Payment and Performance. Each Guarantor hereby jointly and severally guarantees to the Lender the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such Obligations which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or any other guarantor or resort to any collateral security, guarantee of the Obligations or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of each Guarantor hereunder with respect to such Obligations in default shall become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by each Guarantor. Payments by the Guarantors hereunder may be required by the Lender on any number of occasions. All payments by the

Guarantors hereunder shall be made to the Lender, in the manner and at the place of payment specified therefor in the Credit Agreement.
     3. Guarantors’ Agreement to Pay Enforcement Costs, etc. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lender, on demand, all costs and expenses (including court costs, legal expenses and costs and expenses incurred during any workout, litigation, restructuring or negotiations in respect of the Obligations) incurred or expended by the Lender and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Lender) in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.
     4. Waivers by Guarantor; Lender’s Freedom to Act. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Each Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation, amendments or modifications of any of the terms or provisions of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation, (v) the adequacy of any rights which the Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to the Guarantors. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after the Lender’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Lender. To the extent that it lawfully may, each Guarantor hereby agrees that it will not invoke any law (other than the applicable statute of limitations) which might cause delay in or impede the enforcement of the rights and remedies of the Lender under this Guaranty, and to the fullest extent it lawfully may, such Guarantor hereby irrevocably waives the benefits of all such laws. In addition, and notwithstanding anything to the contrary contained herein, the Lender shall have the right, at any time, to name any Guarantor as a party defendant in any foreclosure action(s) it or its assignee may commence to foreclose upon any and all collateral of the Borrower or any other guarantor which secures the Obligations.
     5. Unenforceability of Obligations Against Borrower or Other Guarantors. If for any reason the Borrower or any other guarantor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower or any other guarantor by reason of the Borrower’s or such other guarantor’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor, to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.
     6. Subrogation; Subordination.
     6.1. Waiver of Rights Against Borrower. Until the final payment and performance in full of all of the Obligations and any and all other obligations of the Borrower to the Lender or any affiliate of the Lender, no Guarantor shall exercise any rights against the Borrower or any other guarantor of the Obligations arising as a result of payment by any Guarantor hereunder (or any other guarantor), by way of subrogation, reimbursement, restitution, contribution or otherwise, and no Guarantor will prove any claim in competition with the Lender or such affiliate in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; no Guarantor will claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of any Guarantor to the Borrower; and each Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Lender or such affiliate.
     6.2. Subordination to Lender. The payment of any amounts due with respect to any indebtedness of the Borrower or any other guarantor of the Obligations now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations and any and all other obligations of the Borrower or any other guarantor of the Obligations to the Lender or any affiliate of the Lender. Each Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower or any other guarantor of the Obligations to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such

Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
     6.3. Subordination of Obligations. Each Guarantor covenants and agrees, and the Lender, by its acceptance of this Guaranty likewise covenants and agrees, that payment of the Obligations by any of the Guarantors arising under this Guaranty shall be subordinated to the Indebtedness of Subsidiaries permitted under Section 7.02(j) and Section 7.02(n) of the Credit Agreement, such subordination arrangements to be on terms and conditions reasonably satisfactory to the Lender.
     6.4. Provisions Supplemental. The provisions of this §6 shall be supplemental to and not in derogation of any rights and remedies of the Lender or any affiliate of the Lender under any separate subordination agreement which the Lender or such affiliate may at any time and from time to time enter into with any Guarantor.
     7. Security; Setoff. Each Guarantor grants to the Lender, as security for the full and punctual payment and performance of all of such Guarantor’s obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to such Guarantor now or hereafter held by the Lender and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lender to such Guarantor or subject to withdrawal by such Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, the Lender is hereby authorized at any time and from time to time, without notice to such Guarantor (any such notice being expressly waived by such Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of such Guarantor under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.
     8. Further Assurances. Each Guarantor agrees that it will from time to time, at the request of the Lender, provide to the Lender such Guarantor’s most recent audited and unaudited balance sheets and related statements of income and changes in financial condition and such other information relating to the business and affairs of such Guarantor as the Lender may reasonably request. Each Guarantor also agrees to do all such things and execute all such documents as the Lender may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder. Each Guarantor acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Lender in order for such Guarantor to keep adequately informed of changes in the Borrower’s financial condition.
     9. Termination; Reinstatement. Upon final payment and performance in full in cash of the Obligations (other than inchoate indemnification liabilities arising under the Loan Documents) and termination of all lending and other credit commitments of the Lender and its affiliates in respect thereof, this Guaranty shall terminate. Such termination shall not affect any rights of the Lender or of any affiliate of the Lender hereunder (including without limitation the rights set forth in §§4 and 6) with respect to any Obligations incurred or accrued prior to the receipt of such notice or any Obligations incurred or accrued pursuant to any contract or commitment in existence prior to such receipt. Notwithstanding the foregoing, this Guaranty shall continue to be effective or be reinstated if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.
     10. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer the Credit Agreement, the Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Lender herein. No Guarantor may assign its rights hereunder.
     11. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lender. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
     12. Notices.
     12.1. Notices Generally. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows: if to any Guarantor, at the address or telecopier number set forth beneath its signature hereto, and if to the Lender, at the address for notices to the Lender set forth in Schedule 9.02 of the Credit Agreement.
     Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).
     12.2. Change of Address. Each Guarantor and the Lender may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.
     12.3. Reliance by Lender. The Lender shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Guarantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Guarantor shall indemnify the Lender and the Related Parties (as defined in the Credit Agreement) of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Guarantor.
     13. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     14. Submission to Jurisdiction. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ANY OTHER LOAN PARTY (AS DEFINED IN THE CREDIT AGREEMENT) OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
     15. Waiver of Venue. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN §14. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
     16. Service of Process. EACH GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN §12. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF THE LENDER OR ANY GUARANTOR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
     17. Waiver of Jury Trial. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR

THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EXCEPT AS PROHIBITED BY LAW, EACH GUARANTOR HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER OR SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS §17.
     18. Joint and Several Nature of Guaranty. Notwithstanding any term contained herein to the contrary, each of the obligations and liabilities of each of the Guarantors hereunder are expressly agreed to be joint and several.
     19. Contribution. To the extent any Guarantor makes a payment hereunder in excess of the aggregate amount of the benefit received by such Guarantor in respect of the extensions of credit under the Credit Agreement (the “Benefit Amount”), then such Guarantor, after the payment in full, in cash, of all of the Obligations, shall be entitled to recover from each other guarantor of the Obligations such excess payment, pro rata, in accordance with the ratio of the Benefit Amount received by each such other guarantor to the total Benefit Amount received by all guarantors of the Obligations, and the right to such recovery shall be deemed to be an asset and property of such Guarantor so funding; provided, that all such rights to recovery shall be subordinated and junior in right of payment to the final and undefeasible payment in full in cash of all of the Obligations.
     20. Miscellaneous. This Guaranty constitutes the entire agreement of each Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.
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     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

HARVEST (US) HOLDINGS, INC.
By:	/s/ Stephen C. Haynes
	Name:	Stephen C. Haynes
	Title:	Vice President and Chief Financial Officer

	Address:	1177 Enclave Parkway, Suite 300 Houston, TX 77077

HARVEST NATURAL RESOURCES, INC. (UK)
By:	/s/ Stephen C. Haynes
	Name:	Stephen C. Haynes
	Title:	Vice President and Chief Financial Officer

	Address:	First Floor, Talbot House 17 Church Street Rickmansworth Hertfordshire WD3 1DE United Kingdom

HARVEST OFFSHORE CHINA COMPANY
By:	/s/ Stephen C. Haynes
	Name:	Stephen C. Haynes
	Title:	Vice President and Chief Financial Officer

	Address:	1177 Enclave Parkway, Suite 300 Houston, TX 77077